                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Bank of America Corporation, a Delaware corporation the "Corporation", and each undersigned Director and Officer of the Corporation whose signature appears below hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such Director and Officer of the Corporation to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all Registration Statements for the same offering that are to be effective upon filing pursuant to Rule 462b under the Securities Act of 1933, as amended, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1934, as amended, of debt and equity securities, including preferred and other securities herein, "Trust Securities" issued by one or more trusts herein, "Trusts" formed and controlled by the Corporation, guarantees, limited guarantees and similar purchase and other obligations of the Corporation of or relating to Trust Securities, and common stock and associated stock purchase rights of the Corporation, and other securities related thereto, in an aggregate amount not to exceed $2,000,000,000, proposed to be sold by the Corporation and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                            {signatures on next page}

     IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                           BANK OF AMERICA CORPORATION

                                              By: /s/ Kenneth D. Lewis
                                                  --------------------
                                               Kenneth D. Lewis
                                               Chairman of the Board,
Dated:   September 26, 2001                    Chief Executive Officer and
                                               President

                 Signature                         Title                  Date
                 ---------                         -----                  ----
/s/ Kenneth D. Lewis                Chairman of the Board,                September 26, 2001
------------------------------      Chief Executive Officer,
Kenneth D. Lewis                    Director, and President
                                    Principal Executive Officer

/s/ James H. Hance, Jr.             Vice Chairman, Chief                  September 26, 2001
------------------------------      Financial Officer and
James H. Hance, Jr.                 Director Principal Financial
                                    Officer

/s/ Marc D. Oken                    Executive Vice President              September 26, 2001
------------------------------      and Principal Financial
Marc D. Oken                        Executive Principal
                                    Accounting Officer


/s/ John R. Belk                    Director                              September 26, 2001
------------------------------
John R. Belk



/s/ Charles W. Coker                Director                              September 26, 2001
------------------------------
Charles W. Coker


/s/ Frank Dowd, IV                  Director                              September 26, 2001
------------------------------
Frank Dowd, IV

         Signature                        Title          Date
         ---------                        -----          ----

----------------------------        Director             September 26, 2001
Kathleen Feldstein


      /s/ Paul Fulton
----------------------------        Director             September 26, 2001
Paul Fulton


----------------------------        Director             September 26, 2001
Donald E. Guinn


      /s/ C. Ray Holman
----------------------------        Director             September 26, 2001
C. Ray Holman


    /s/ C. Steven McMillan
----------------------------        Director             September 26, 2001
C. Steven McMillan


   /s/ Walter E. Massey
----------------------------        Director             September 26, 2001
Walter E. Massey


  /s/ Patricia E. Mitchell
----------------------------        Director             September 26, 2001
Patricia E. Mitchell


  /s/ O. Temple Sloan, Jr.
----------------------------        Director             September 26, 2001
O. Temple Sloan, Jr.


  /s/ Meredith R. Spangler
----------------------------        Director             September 26, 2001
Meredith R. Spangler


----------------------------        Director             September 26, 2001
Ronald Townsend

           Signature                         Title           Date
           ---------                         -----           ----

  /s/ Peter V. Ueberroth                Director             September 26, 2001
----------------------------
Peter V. Ueberroth


     /s/ Jackie M. Ward                 Director             September 26, 2001
----------------------------
Jackie M. Ward


   /s/ Virgil R. Williams               Director             September 26, 2001
----------------------------
Virgil R. Williams